UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of report (Date of earliest event reported): February 14, 2006
DIRT MOTOR SPORTS, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	0-18045	84-0953839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2500 McGee Drive, Suite 145
Norman, Oklahoma 73072
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (405) 360-5047
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.
SIGNATURES

Item 5.03      Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.
     As described in Note 16 to the Company’s financial statements included in its Annual Report on Form 10KSB for the year ended September 30, 2005, the Company has changed its fiscal year end to December 31. The Company will file its Annual Report on Form 10KSB for the year ended December 31, 2005 on or before March 31, 2006.

SIGNATURES
     Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: February 17, 2006	DIRT MOTOR SPORTS, INC.
	By:	/s/ Brian Carter
		Name:	Brian Carter
		Title:	Chief Financial Officer

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